                                   FIFTH AMENDMENT

                                          TO

                        AMENDED AND RESTATED CREDIT AGREEMENT


          THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 5, 1997 (this "FIFTH AMENDMENT"), is entered into between Kaynar Technologies Inc., a Delaware corporation (the "BORROWER") and General Electric Capital Corporation, a New York corporation (the "LENDER") and relates to that certain Amended and Restated Credit Agreement dated as of August 12, 1996, between the Borrower and the Lender (as previously amended as of December 17, 1996, April 30, 1997, June 25, 1997, and October 23, 1997,
the "CREDIT AGREEMENT").

                                 W I T N E S S E T H:

          WHEREAS, the Borrower and the Lender have entered into the Credit Agreement; and

          WHEREAS, the Borrower has requested that the Lender amend the Credit Agreement (i) to extend the scheduled maturity date of the loans, (ii) to increase the permitted amounts for capital expenditures, capital leases, purchase money indebtedness and investments and (iii) to effect other amendments, all as more fully described herein.

          NOW, THEREFORE, in consideration of the above premises, the Borrower and the Lender agree as follows:

     1. DEFINITIONS. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

     2. AMENDMENTS TO THE CREDIT AGREEMENT. Upon the "Fifth Amendment Effective Date" (as defined in SECTION 4 below), the Credit Agreement is hereby amended as follows:

          2.1 AMENDMENTS TO SECTION 1.01. Section 1.01 of the Credit Agreement is amended as follows:

          (a) The definition of "Scheduled Maturity Date" is hereby amended to read in its entirety as follows:

          "SCHEDULED MATURITY DATE" means January 3, 2001.

          (b) The definition of "RCL" is hereby amended to read in its entirety as follows:

          "RCL" means Recoil Pty (f/k/a RCL Pty), an unlimited liability company organized under the laws of the State of Victoria, Australia.

          2.2 AMENDMENT TO SECTION 2.01(d). Section 2.01(d) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

               (d) TERM NOTE; REPAYMENT OF THE TERM LOAN. (i) On the Initial Closing Date, the Borrower executed and delivered to the Lender a promissory note evidencing the Initial Term Loan. On the First Amendment Effective Date, Borrower executed and delivered to the Lender a substitute promissory note evidencing the Initial Term Loan and the Supplemental Term Loan. On the Third Amendment Effective Date, Borrower executed and delivered to the Lender a second substitute promissory note evidencing the Initial Term Loan, the Supplemental Term Loan and the Second Supplemental Term Loan. On the Amendment and Restatement Effective Date, the Borrower executed and delivered to the Lender a third substitute promissory note evidencing the Initial Term Loan, the Supplemental Term Loan, the Second Supplemental Term Loan and the Third Supplemental Term Loan. On the New First Amendment Effective Date, the Borrower executed and delivered to the Lender a fourth substitute promissory note, in substantially the form of EXHIBIT I attached hereto and made a part hereof, evidencing the Term Loan (the "Term Note"). After the Fifth Amendment Effective Date, the Borrower shall make quarterly installments of $100,000 each in respect of the outstanding principal balance of the Term Loan, payable in equal installments on the 1st day of January, April, July and October in each year, commencing October 1, 1996, and ending October 1, 2000. The outstanding principal balance of the Term Loan shall be payable in full on the earlier of (x) the Scheduled Maturity Date (or, if not a Business Day, the immediately preceding Business Day), and (y) the date of acceleration of the Obligations or termination of the Commitments pursuant hereto.

          2.3 AMENDMENT TO SECTION 6.01(d)(ii). Section 6.01(d)(ii) of the Credit Agreement is hereby amended to insert, immediately after the phrase "a certificate", the following phrase: "substantially in the form of EXHIBIT M attached hereto and made a part hereof".

          2.4 AMENDMENT OF SECTION 8.01(iv). Section 8.01(iv) of the Credit Agreement is hereby amended to delete the reference to "$3,000,000" in its entirety and to substitute in lieu thereof "$5,000,000."

          2.5 AMENDMENT TO SECTION 8.04(viii). Section 8.04(viii) of the Credit Agreement is hereby amended to delete the reference to "$1,500,000" in its entirety and to substitute in lieu thereof "$3,000,000."

          2.6  AMENDMENTS TO ARTICLE IX (FINANCIAL COVENANTS).

          (a) AMENDMENT TO SECTION 9.01. Section 9.01 of the Credit Agreement is hereby amended to amend and restate the Consolidated Cash Flow table set forth therein as follows:

              Date                           Minimum Amount
          ------------------                 --------------
          June 30, 1996                      $ 8,000,000
          September 30, 1996                 $ 8,000,000
          December 31, 1996                  $ 8,000,000
          March 31, 1997                     $ 9,000,000
          June 30, 1997                      $ 9,000,000
          September 30, 1997                 $ 9,000,000
          December 31, 1997                  $ 9,000,000
          March 31, 1998                     $10,000,000
          June 30, 1998                      $12,000,000
          September 30, 1998                 $12,000,000
          December 31, 1998                  $15,000,000
          March 31, 1999                     $20,000,000
          June 30, 1999                      $20,000,000
          September 30, 1999                 $20,000,000
          December 31, 1999                  $20,000,000
          March 31, 2000                     $25,000,000
          June 30, 2000                      $25,000,000
          September 30, 2000                 $25,000,000
          December 31, 2000                  $25,000,000

          (b)  AMENDMENT TO SECTION 9.02.  Section 9.02 of the Credit
     Agreement is hereby amended to amend and restate the Consolidated Interest Coverage Ratio table set forth therein as follows:

              Date                           Minimum Ratio
          ------------------                 -------------
          June 30, 1996                      2.50 to 1
          September 30, 1996                 2.50 to 1
          December 31, 1996                  2.75 to 1
          March 31, 1997                     2.75 to 1
          June 30, 1997                      2.75 to 1
          September 30, 1997                 2.75 to 1
          December 31, 1997 and thereafter   3.00 to 1

          (c) AMENDMENT TO SECTION 9.03. Section 9.03 of the Credit Agreement is hereby amended to amend and restate the Consolidated Total Funded Indebtedness Coverage Ratio table set forth therein as follows:

              Date                           Minimum Ratio
          ------------------                 -------------
          June 30, 1996                      4.50 to 1
          September 30, 1996                 4.50 to 1
          December 31, 1996, and thereafter  3.50 to 1

          (d) AMENDMENT TO SECTION 9.04. The text of Section 9.04 of the Credit Agreement is hereby deleted in its entirety and in lieu thereof the words "[Intentionally Omitted]" are substituted.

          (e) AMENDMENT TO SECTION 9.05. Section 9.05 of the Credit Agreement is hereby amended to read in its entirety as follows:

          9.05. CAPITAL EXPENDITURES. The Borrower shall not make or incur, and shall not permit any of its Subsidiaries to make or incur, Capital Expenditures in any Fiscal Year in an aggregate amount greater than $20,000,000, PROVIDED, HOWEVER, that solely for purposes of calculating compliance with the SECTION 9.05, (a) the amount of Capital
     Expenditures made or incurred by the Borrower and its Subsidiaries in any Fiscal Year shall not include Capital Expenditures made or incurred in such Fiscal Year as a direct result of (i) the Borrower's or any of its Subsidiaries' response to any Release of a Contaminant, (ii) any Remedial Action taken by the Borrower or any of its Subsidiaries or
     (iii) any efforts or activities of the Borrower or any of its Subsidiaries to comply with any Environmental Law, and (b) the amount of Capital Expenditures made or incurred by the Borrower and its Subsidiaries in Fiscal Year 1996 shall not include Capital Expenditures directly resulting from the Recoil Acquisition.

          2.7 AMENDMENT TO EXHIBITS. A new exhibit, Exhibit M, Form of Compliance Certificate, is hereby added to the Credit Agreement in the form of ANNEX A attached hereto and made a part hereof.

     3. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Lender that, as of the Fifth Amendment Effective Date and after giving effect to this Fifth Amendment:

          (a) All of the representations and warranties of the Borrower contained in this Fifth Amendment, the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Fifth Amendment Effective Date, as if then made (other than representations and warranties which expressly speak as of a different date, which shall be true and correct in all material respects as of that date);

          (b) No Potential Event of Default or Event of Default has occurred or is continuing or will result after giving effect to this Fifth Amendment; and

          (c) The Borrower has not voluntarily, by operation of law or otherwise, assigned, conveyed, transferred or encumbered, either directly or indirectly, in whole or in part, any right to or interest in any of the "Released Claims" (as defined in SECTION 6 below) purported to be released by this Fifth Amendment.

     4. FIFTH AMENDMENT EFFECTIVE DATE. This Fifth Amendment shall become effective as of the date first written above (the "FIFTH AMENDMENT EFFECTIVE DATE") upon the satisfaction of each of the following conditions:

          (a) the Lender shall have received each of the following documents, in each case in form and substance satisfactory to the Lender:

               (i) counterparts hereof executed by the Borrower and the Lender;

               (ii) a certificate of the chief financial officer of the Borrower certifying that all conditions precedent to the effectiveness of this Fifth Amendment have been satisfied;

               (iii) a certificate of the Secretary or Assistant Secretary of the Borrower dated the Fifth Amendment Effective Date certifying (A) the names and true signatures of the incumbent officers of the Borrower authorized to sign this Fifth Amendment and the other Transaction Documents executed in connection with this Fifth Amendment to which it is a party, (B) that the By-laws of the Borrower have not been amended or otherwise modified since the date of the most recent certification thereof by the Secretary or Assistant Secretary of the Borrower delivered to the Lender and remain in full force and effect as of the Fifth Amendment Effective Date, (C) that the Articles of Incorporation of the Borrower have not been amended or otherwise modified since the date of the most recent certification thereof by the Secretary of State of Delaware delivered to the Lender and remain in full force and effect as of the Fifth Amendment Effective Date and (D) the resolutions of the Borrower's board of directors approving and authorizing the execution, delivery and performance of this Fifth Amendment and the other Transaction Documents executed in connection with this Fifth Amendment to which the Borrower is a party; and

               (iv) such additional documentation as the Lender may reasonably request;

          (b) no law, regulation, order, judgment or decree of any Governmental Authority shall, and the Lender shall not have received any notice that litigation is pending or threatened which is likely to, enjoin, prohibit or restrain the consummation of the transaction contemplated by this Fifth Amendment, except for such laws, regulations, orders or decrees, or pending or threatened litigation that in the aggregate could not reasonably be expected to result in a Material Adverse Effect;

          (c) all of the representations and warranties of the Borrower contained in this Fifth Amendment, the Credit Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the Fifth Amendment Effective Date, as if then made (other than representations and warranties which expressly speak as of a different date, which shall be true and correct in all material respects as of that date);

          (d) all corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Fifth Amendment shall be satisfactory in all respects in form and substance to the Lender; and

          (e) no Event of Default or Potential Event of Default shall have occurred and be continuing on the Fifth Amendment Effective Date or will result after giving effect to this Fifth Amendment.

     5. OUTSTANDING INDEBTEDNESS. The Borrower hereby acknowledges and agrees that as of September 30, 1997, the aggregate outstanding principal amount of the Revolving Loans under the Credit Agreement was $103,636.19 and that the aggregate outstanding principal amount of the Term Loan under the Credit Agreement was $21,625,000 and that such principal amounts are payable pursuant to the Credit Agreement, as amended hereby, without offset, withholding, counterclaim or deduction of any kind. The Borrower, for itself and on behalf of its officers and directors, and its respective predecessors, successors and assigns (collectively, the "RELEASORS"), hereby waives, releases and forever discharges the Lender, and its parent corporation, Subsidiaries and Affiliates, officers, directors, shareholders employees, attorneys, agents and servants, and its respective predecessors, successors, heirs and assigns (collectively, the "LENDER PARTIES"), from any and all claims of every type, kind, nature, description or character, known and unknown, whensoever arising out of any actions or omissions of the Lender Parties, except all such claims of Affiliates of Lender arising out of sales of inventory in the ordinary course of business, occurring any time up to and including the date hereof, which in any way arise out of, are connected with or relate to the Credit Agreement or any other Loan Documents (the "RELEASED CLAIMS") and agrees not to bring any action in any judicial, administrative or other proceeding against the Lender Parties, alleging any such Released Claim or otherwise in connection with any such Released Claim.

     6.   REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS.

          (a) Upon the Fifth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

          (b) This Fifth Amendment shall be limited solely to the matters expressly set forth herein and shall not (i) constitute an amendment of any other term or condition of the Credit Agreement or any other Loan Document,
(ii) prejudice any right or rights which the Lender or Lender Parties may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document, (iii) require the Lender to agree to a similar transaction on a future occasion, (iv) be deemed or construed as an admission of liability with respect to the Released Claims or otherwise by the Lender Parties or (v) create any rights herein to another Person or other beneficiary or otherwise, except to the extent specifically provided herein.

          (c) Except to the extent specifically consented to herein, the respective provisions of the Credit Agreement and the other Loan Documents shall not be amended, modified, impaired or otherwise affected hereby, and such documents and the Obligations under each of them are hereby confirmed in full force and effect.

     7. MISCELLANEOUS. This Fifth Amendment is a Loan Document. The headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

     8. COUNTERPARTS. This Fifth Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     9. GOVERNING LAW. THIS FIFTH AMENDMENT SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the Borrower and the Lender have caused this Fifth Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.


                                       KAYNAR TECHNOLOGIES INC.


                                       By:
                                            ---------------------------
                                            David A. Werner
                                            Executive Vice President



                                       GENERAL ELECTRIC CAPITAL CORPORATION


                                       By:
                                            ---------------------------
                                            Name:
                                            Authorized Signatory